UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 30, 2006

CMS Energy Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-09513	38-2726431
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Consumers Energy Company
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-05611	38-0442310
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed on December 5, 2006 by CMS Energy Corporation ("CMS Energy") and Consumers Energy Company ("Consumers") to reflect that Ernst & Young LLP ("Ernst & Young") has been dismissed as CMS Energy’s and Consumers’ independent registered public accounting firm.

CMS Energy and Consumers previously announced that on November 30, 2006 CMS Energy and Consumers dismissed Ernst & Young as their independent registered public accounting firm. The decision to dismiss Ernst & Young was recommended and approved by the Audit Committees of the Boards of Directors of both CMS Energy and Consumers (the "Audit Committees") and was the result of a competitive bidding process conducted in the ordinary course of business. As announced, Ernst & Young would continue as the auditors for the consolidated financial statements of CMS Energy and Consumers for the fiscal year ending December 31, 2006. Ernst & Young would also continue as the auditors of the financial statements of the Employees’ Savings Plan and Employee Stock Ownership Plan of Consumers Energy Company (the "Benefit Plan") for the fiscal year ending December 31, 2006. Ernst & Young completed it procedures regarding the consolidated financial statements of CMS Energy and Consumers on February 23, 2007, coincident with the filing of CMS Energy’s and Consumers’ 2006 Annual Report on Form 10-K.

During CMS Energy’s and Consumers’ two most recent fiscal years ended December 31, 2006 and December 31, 2005 and the subsequent interim period through February 28, 2007, there were no disagreements with Ernst & Young on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreement(s), if not resolved to the satisfaction of Ernst & Young, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their reports on CMS Energy’s and Consumers’ consolidated financial statements for such years.

During CMS Energy’s and Consumers’ two most recent fiscal years ended December 31, 2006 and December 31, 2005 and the subsequent interim period through February 28, 2007, there have been no "reportable events" as defined in Regulation S-K, Item 304(a) (1) (v), except for a material weakness at CMS Energy regarding internal controls over financial reporting relating to accounting for income taxes as of December 31, 2005, which has been remediated.

Ernst & Young’s reports on CMS Energy’s and Consumers’ consolidated financial statements for the fiscal years ended December 31, 2006 and December 31, 2005 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

CMS Energy and Consumers have provided to Ernst & Young a copy of the disclosures made in this Form 8-K/A and have requested that Ernst & Young furnish them with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the Ernst & Young letter dated February 28, 2007 is attached to this report as Exhibit 16.1.

Also as previously announced, on November 30, 2006 the Audit Committees appointed PricewaterhouseCoopers LLP ("PWC") as CMS Energy’s and Consumers’ independent registered public accounting firm. PWC will become the independent registered public accounting firm for CMS Energy, Consumers and the Benefit Plan for the year ending December 31, 2007.

During CMS Energy’s and Consumers’ two most recent fiscal years ended December 31, 2006 and December 31, 2005 and the subsequent interim period through February 28, 2007, there has been no consultation with PWC regarding the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on CMS Energy’s or Consumers’ financial statements nor did PWC provide any written or oral advice that was an important factor considered by CMS Energy or Consumers in reaching a decision as to the accounting, auditing or financial reporting of any issue.

Further, during CMS Energy’s and Consumers’ two most recent fiscal years ended December 31, 2006 and December 31, 2005 and the subsequent interim period through February 28, 2007, neither CMS Energy nor Consumers have consulted PWC on any matter that was the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(iv)) or reportable event (as defined in Regulation S-K Item 304(a)(1)(v)).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1 Letter from Ernst & Young to the Securities and Exchange Commission dated February 28, 2007.

This Form 8-K/A contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” each found in the MANAGEMENT’S DISCUSSION AND ANALYSIS sections of CMS Energy’s Form 10-K and Consumers’ Form 10-K for the Year Ended December 31, 2006 (CMS Energy’s and Consumers’ “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference), that discuss important factors that could cause CMS Energy’s and Consumers’ results to differ materially from those anticipated in such statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMS Energy Corporation

February 28, 2007	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer

Consumers Energy Company

February 28, 2007	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

16.1	Letter from Ernst & Young to the Securities and Exchange Commission dated February 28, 2007.